UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2022

Prospect Sustainable Income Fund, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00908	45-2460782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702
(Registrant’s telephone number, including area code)

Prospect Flexible Income Fund, Inc.
(Registrant’s name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 10, 2022, the Company (i) changed its name to Prospect Sustainable Income Fund, Inc. from Prospect Flexible Income Fund, Inc. (the “Name Change”) by filing Articles of Amendment (the “Articles of Amendment”) to its Fourth Articles of Amendment and Restatement, as amended and supplemented (the “Charter”), with the Department of Assessments and Taxation of the State of Maryland, and (ii) amended and restated its Second Amended and Restated Bylaws to reflect the Name Change (the “Third Amended and Restated Bylaws”). The Company’s Board of Directors approved the Name Change, the Articles of Amendment and the Third Amended and Restated Bylaws. Stockholder approval was not required.

The foregoing descriptions of the Articles of Amendment and the Third Amended and Restated Bylaws are summaries only and do not purport to be complete and are qualified in their entirety by reference to the full of the Articles of Amendment and the Third Amended and Restated Bylaws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 8.01 Other Events.

The Company changed its name to Prospect Sustainable Income Fund, Inc. in connection with its repositioning as an environmental, social and governance (“ESG”) focused fund, pursuant to which the Company will implement an investment strategy to incorporate certain ESG criteria.

The Company will be guided by its Responsible Investment Policy, which will be available on its corporate website www.prospectsustainablebdc.com.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

3.1    Articles of Amendment
3.2    Third Amended and Restated Bylaws

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Sustainable Income Fund, Inc.

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Executive Officer
Date:  January 10, 2022

Index to Exhibits

Exhibit Number	Description
3.1	Articles of Amendment
3.2	Third Amended and Restated Bylaws

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